                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE


                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 24,  2003


                           Structured Products Corp.


             (Exact name of registrant as specified in its charter)


  Delaware                            333-89080                  13-3692801
  --------                            ---------                  ----------
 (State or other jurisdiction of      (Commission                (IRS Employer
 incorporation or organization)       File Number)               Identification
                                                                 Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code (212) 816-7496

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Item 1.        Changes in Control of Registrant.

               Not Applicable.
Item 2.        Acquisition or Disposition of Assets.

               Not Applicable.
Item 3.        Bankruptcy or Receivership.

               Not Applicable.
Item 4.        Changes in Registrant's Certifying Accountant.

               Not Applicable.
Item 5.        Other Events.

               Documents Incorporated by Reference.

               The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March
               31, 2003 and April 21, 2003 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-12, and shall be deemed to be part hereof and thereof.

Item 6.   Resignations of Registrant's Directors.

               Not Applicable.
Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Exhibits.

Item 601(a) of Regulation S-K Exhibit No. (EX-23)    Description
                              ----------             -----------

                                                     Consent of KPMG LLP,
                                                     independent auditors of
                                                     Ambac Assurance Corporation
                                                     and subsidiaries in
                                                     connection with TIERS(R)
                                                     Principal-Protected Minimum
                                                     Return Asset Backed
                                                     Certificates Trust Series
                                                     Nasdaq 2003-12


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated June 24, 2003

                                     STRUCTURED PRODUCTS CORP.


                                     By:      /s/ John Dickey
                                         -------------------------------
                                           Authorized Signatory


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EXHIBIT INDEX


Exhibit No.     Description                          Paper (P) or Electronic (E)
----------      -----------                          ---------------------------

(EX-23)         Consent of KPMG LLP, independent     E
                auditors of Ambac Assurance
                Corporation and subsidiaries in
                connection with TIERS(R) Principal-
                Protected Minimum Return Asset
                Backed Certificates Trust Series
                Nasdaq 2003-12